Subsequent Events	6 Months Ended
Jun. 30, 2018
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Subsequent Events
27.	Subsequent Events

Declaration of Dividend

On August 14, 2018, the Board of Directors declared a dividend in the amount of $0.09 per common share as per the Company’s stated dividend policy whereby the quarterly dividend will be equal to 30% of the average of the operating cash flow of the previous four quarters. This dividend is payable to shareholders of record on August 29, 2018 and is expected to be distributed on or about September 13, 2018. The Company has implemented a dividend reinvestment plan (“DRIP”) whereby shareholders can elect to have dividends reinvested directly into additional Wheaton common shares at a discount of 3% of the Average Market Price, as defined in the DRIP.

Acquisition of Stillwater Mineral Stream Interest

On July 16, 2018, the Company announced that it had entered into an agreement with Sibanye to acquire an amount of gold and palladium equal to a fixed percentage of production from the Stillwater and East Boulder mines located in Montana in the United States (collectively referred to as the “Stillwater” mines) for a total upfront cash payment of $500 million. Deliveries under the agreement will begin July 1, 2018 at a fixed payable rate of 99% for gold and 99.6% for palladium.

Under the terms of the agreement, the Company has acquired an amount of gold equal to 100% of the gold production for the life of the mine and an amount of palladium equal to 4.5% of the palladium production until 375,000 ounces of palladium have been delivered to Wheaton, after which the Company’s entitlement will be reduced to 2.25% of the palladium production until 550,000 ounces of palladium have been delivered to Wheaton, after which the Company’s entitlement will be reduced to 1.00% of the palladium production for the life of mine.

In addition to the initial upfront cash consideration, the Company will make ongoing payments of 18% of the spot price of gold and palladium for each ounce of gold and palladium delivered under the agreement until the net market value of gold and palladium delivered to Wheaton exceeds the initial upfront cash deposit, and 22% of the spot price thereafter[1].

Acquisition of Adventus Zinc Corporation Shares

On July 17, 2018, the Company acquired 7,093,392 common shares of Adventus Zinc Corporation (“Adventus”) in a private placement transaction, for total consideration of Cdn$6 million, representing 9.99% of Adventus’ issued and outstanding common shares. Concurrently, the Company paid an additional Cdn$1 million to acquire a right of first refusal on any new streaming or royalty transactions on precious metals on the Adventus existing properties in Ecuador and a right of first offer on any subsequently acquired properties in Ecuador.